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                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT

                          INTERMEDIATE MUNICIPAL FUND

                    SUPPLEMENT DATED JANUARY 6, 1997 TO THE
                        PROSPECTUS DATED MARCH 30, 1996

     The second paragraph under the section "Investment Adviser and Sub-Adviser" on page 11 of the prospectus is deleted and replaced with the following:

          The Intermediate Municipal Fund's portfolio manager, Kevin Klingert, is the person primarily responsible for the day-to-day management of the Fund's investments. Mr. Klingert has been with PIMC and has been the Fund's manager since January 6, 1997. Since 1991 he has been a portfolio manager at BlackRock Financial Management, Inc. ("BlackRock"). Prior to joining BlackRock, Mr. Klingert was an Assistant Vice President of Merrill, Lynch, Pierce, Fenner & Smith.

PIF-SP-017